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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               -------------------




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MARCH 30, 1999

                    FASTCOMM COMMUNICATIONS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        VIRGINIA                                        0-17168                         54-1289115
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(STATE OR OTHER JURISDICTION OF CORPORATION)     (COMMISSION FILE NO.)           ( IRS EMPLOYER IDENTIFICATION NO.)


                  45472 HOLIDAY DRIVE, STERLING, VIRGINIA 20166
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (703) 318-7750

                                      NONE
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             (FORMER NAME AND ADDRESS, IF CHANGED SINCE LAST REPORT)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

FASTCOMM COMMUNICATIONS CORPORATION

                                                     (Registrant)









Date: April 8, 1999               By:     /s/ Mark H. Rafferty
                                     --------------------------------
                                     Mark H. Rafferty
                                     Vice President, Chief Financial Officer
                                     Treasurer  and Director
                                    (Principal Financial and Accounting Officer)







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ITEM 5.                            OTHER EVENTS

       On March 30, 1999, the Registrant's plan of reorganization under Chapter 11 of the Bankruptcy Code was confirmed by the U.S. Bankruptcy Court, Eastern District of Virginia, Alexandria Division.

ITEM 7.                  FINANCIAL STATEMENTS AND EXHIBITS

     Financial Statements

              NONE.

     Exhibits:

     Exhibit No.                                  Description
     ----------                            ----------------------------
        99.2                               March 31, 1999 Press Release